                                                                  EXHIBIT 10.4

                             AMENDMENT NO. 2 TO THE
                     VENCOR, INC. DEFERRED COMPENSATION PLAN

     This is Amendment No. 2 to the Vencor, Inc. Deferred Compensation Plan adopted effective April 30, 1998 (the "Plan"), which Amendment shall be effective as of the date of its adoption.

                                     Recital
                                     -------

     Vencor, Inc. (the "Company") has changed its name to Kindred Healthcare, Inc. and wishes to amend the Plan pursuant to its authority in Section 11.3 thereof to reflect the change of company name.

                                    Amendment
                                    ---------

     The Plan is hereby amended to be known as the Kindred Deferred Compensation Plan and all references in the Plan to Vencor, Inc shall hereafter be a reference to the Kindred Healthcare, Inc.

          IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed on the date set forth below.

                                         KINDRED HEALTHCARE, INC.


                                         By:  /s/ Richard A. Lechleiter
                                              ----------------------------------

                                         Title: Chief Financial Officer

                                         Date:  April 16, 2002